UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File number 811-22263

Exchange Traded Concepts Trust
 (Exact name of registrant as specified in charter)

10900 Hefner Pointe Drive
Suite 207
Oklahoma City, OK 73120
 (Address of principal executive offices) (Zip code)

J. Garrett Stevens
Exchange Traded Concepts Trust
10900 Hefner Pointe Drive
Suite 207
Oklahoma City, OK 73120
 (Name and address of agent for service)

Copy to:
Christopher Menconi
Morgan Lewis & Bockius LLP
1111 Pennsylvania Avenue NW
Washington, DC 20004

Registrant's telephone number, including area code: 1-405-778-8377

Date of fiscal year end: April 30, 2017

Date of reporting period: April 30, 2017

Item 1. Reports to Stockholders.

Exchange Traded Concepts TrusT ROBO GlobalTM Robotics and Automation Index ETF

Annual Report

April 30, 2017

ROBO GlobalTM
Robotics and Automation Index ETF
Table of Contents

Management Discussion of Fund Performance	2
Schedule of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to the Financial Statements	11
Report of Independent Registered Public Accounting Firm	19
Trustees and Officers of the Trust	20
Approval of Advisory Agreements & Board Considerations	23
Disclosure of Fund Expenses	25
Notice to Shareholders	26
Supplemental Information	27

The Fund files its complete schedule of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q will be available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that Exchange Traded Concepts uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Fund voted proxies relating to Fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-456-ROBO; and (ii) on the Commission’s website at http://www.sec.gov.

ROBO GlobalTM
Robotics and Automation Index ETF
Management Discussion of Fund Performance (Unaudited)

ROBO Global™ Robotics and Automation Index Exchange-Traded Fund

Dear Shareholders,

On behalf of the entire ROBO Global™ team, we want to express our appreciation for the confidence you have placed in the ROBO Global™ Robotics and Automation Index ETF (“ROBO” or the “Fund”). The following information pertains to the last fiscal period, May 1, 2016, through April 30, 2017.

For the period, the market price for ROBO increased 33.98% and the NAV increased 31.43%, while the S&P 500, a broad market index, increased 17.92% over the same period, assuming dividends are reinvested. The market price ended the period at $33.11 with shares outstanding totaling 14,700,000.

Performance during the period was very broad-based across the fund. Interestingly, 12 out of 13 subsectors generated positive attribution with the only negative attribution coming from the energy subsector. Additionally, there were four announced acquisitions of ROBO constituents: Kuka, Arcam, e2V, and Mobileye.

For the period, the largest positive contributor to return was Cognex (CGNX US), adding 2.03% to the return of the Fund, gaining 141.50% with an average weighting of 2.01%. The second largest contributor to return was iRobot (IRBT US), adding 1.81% to the return of the Fund, gaining 113.32% with an average weighting of 2.00%. The third largest contributor to return was Mazor Robotics (MZOR IT), adding 1.40% to the return of the Fund, gaining 190.39% with an average weighting of 1.05%.

For the period, the largest negative contributor to return was Parrot (PARRO FP), detracting 72 basis points (bps) from the return of the Fund, declining 52.07% with an average weighting of 0.%. The security contributing second-most negatively was Oceaneering International (OII US), detracting 62 bps from the return of the Fund, declining 25.86% with an average weighting of 1.75%. The third largest negative contributor to return was Cyberdyne (7779 JT), detracting 56 bps from the return of the Fund, declining 29.14% with an average weight of 0.74%.

For the period, the best performing security in the Fund was Mazor Robotics (MZOR IT) gaining 190.39% and contributing 1.40% to the return of the Fund. The second-best performing security for the period was Brooks Automation (BRKS US), gaining 174.48% and contributing 1.25% to the return of the Fund. The third-best performing security was Cognex (CGNX US), gaining 141.50% for the period and contributing 2.03% to the return of the Fund.

For the period, the worst performing security in the Fund was Parrot (PARRO FP), declining 52.07% and reducing the return of the Fund by 72 bps. The second-worst performing security in the Fund was The Exone (XONE US), declining 35.49% and reducing the return of the Fund by 41 bps. The third-worst performing security in the Fund was Cyberdyne (7779 JT), declining 29.14% and reducing the return of the Fund by 56 bps.

There is much ahead for robotics, automation and artificial intelligence, and we are thankful that you have joined us. From our perspective, this is one of the more compelling investment opportunities looking out over the near to long term. We are entering a new age of automation driven by robotics which is a foundational technology being applied to many industries and markets and its happening now. The technology is penetrating institutions that drive our economy and could change the nature of work and the basis for competition. This transition should follow the pattern of technology adoption outlined by Bill Gates in that “We always overestimate change that will occur in the next two years and underestimate the change that will occur in the next ten.” We look forward to keeping you well informed as things progress.

Sincerely,

Garrett Stevens, Chief Executive Officer
Exchange Traded Concepts, Advisor to the Fund

ROBO GlobalTM
Robotics and Automation Index ETF
Management Discussion of Fund Performance (Unaudited) (Continued)

About the Index: The Fund tracks the ROBO Global™ Robotics and Automation Index (the “Index”), which is designed to measure the performance of robotics-related and/or automation-related companies. The Index is comprised of companies, in the rapidly developing global robotics and automation industry, with operations in over 15 different countries around the world and listings on multiple foreign and domestic exchanges.

The Fund is designed to track, before fees and expenses, the price and yield performance of the Index. This is a rule-based index which employs specific investment criteria focused on companies that will derive a portion of revenues and profits from robotics-related and/or automation-related products and/or services.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the S&P 500 Index proportionate to its market value.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice.

Growth of a $10,000 Investment‡
(at Net Asset Value)‡
	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED APRIL 30, 2017
	1 Year		3 Year		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
ROBO GlobalTM Robotics & Automation ETF	31.43%	33.98%	8.64%	8.60%	8.45%	8.53%
ROBO GlobalTM Robotics & Automation Index	32.64%	32.64%	9.94%	9.94%	10.04%	10.04%
S&P 500 Index	17.92%	17.92%	10.47%	10.47%	11.57%	11.57%

*	Fund commenced operations on October 21, 2013.
‡	Unaudited.

ROBO GlobalTM
Robotics and Automation Index ETF
Management Discussion of Fund Performance (Unaudited) (Concluded)

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the Index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. A prospectus, containing this and other information, is available at www.roboglobaletfs.com. Investors should read the prospectus carefully before investing. There are risks associated with investing, including possible loss of principal.

Current performance may be lower or higher than the performance data shown above.

Performance data current to the most recent month-end is available at www.roboglobaletfs.com.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index in Management Discussion of Fund Performance.

ROBO GlobalTM
Robotics and Automation Index ETF
Schedule of Investments
April 30, 2017

Description	Shares	Fair Value
COMMON STOCK** — 99.8%
Canada — 1.8%
Industrials — 1.8%
ATS Automation Tooling Systems*	464,341	$4,421,648
MacDonald Dettwiler & Associates	88,979	4,386,151
Total Canada		8,807,799

China — 1.7%
Information Technology — 1.7%
Hollysys Automation Technologies	505,489	8,108,044
Total China		8,108,044

Finland — 1.2%
Industrials — 1.2%
Cargotec, Cl B	95,160	5,673,414
Total Finland		5,673,414

France — 3.0%
Industrials — 1.0%
Schneider Electric	64,387	5,083,258

Information Technology — 2.0%
Dassault Systemes	54,459	4,858,683
Parrot*	494,390	4,764,517
		9,623,200
Total France		14,706,458

Germany — 4.9%
Industrials — 3.9%
Krones	76,092	9,031,741
Siemens	34,436	4,934,857
SLM Solutions Group*	118,233	4,977,446
		18,944,044
Information Technology — 1.0%
Jenoptik	189,369	5,094,478
Total Germany		24,038,522

Israel — 2.2%
Health Care — 1.2%
Mazor Robotics*	319,614	5,707,535

Industrials — 1.0%
Elbit Systems	41,325	4,926,235
Total Israel		10,633,770

Japan — 25.5%
Consumer Discretionary — 1.0%
Denso	107,071	4,609,614

Industrials — 15.6%
Aida Engineering	528,851	4,602,005
Daifuku	344,817	8,713,999
Daihen	717,546	4,551,045
FANUC	41,728	8,480,738
Harmonic Drive Systems	270,969	8,520,197
Mitsubishi Electric	326,144	4,546,764
Nabtesco	323,210	9,162,497
Nachi-Fujikoshi	912,606	4,863,084
SMC	15,876	4,470,688
THK	185,657	4,781,746
Toshiba Machine	1,162,669	4,829,243
Yushin Precision Equipment	326,335	9,309,638
		76,831,644
Information Technology — 8.9%
Amano	430,500	9,191,621
Keyence	21,324	8,570,155
Omron	195,958	8,200,808
Topcon	263,053	4,641,834
Yaskawa Electric	426,549	8,146,791
Yokogawa Electric	298,678	4,611,329
		43,362,538
Total Japan		124,803,796

Sweden — 2.0%
Health Care — 1.0%
Elekta, Cl B	479,440	5,005,672

Information Technology — 1.0%
Hexagon, Cl B	116,277	5,064,828
Total Sweden		10,070,500

The accompanying notes are an integral part of the financial statements.

ROBO GlobalTM
Robotics and Automation Index ETF
Schedule of Investments
April 30, 2017 (Concluded)

Description	Shares	Fair Value
Switzerland — 5.0%
Health Care — 1.0%
Tecan Group	29,494	$5,030,972

Industrials— 3.0%
ABB	373,478	9,139,509
Kardex	48,110	5,296,957
		14,436,466
Information Technology — 1.0%
u-blox Holding	21,566	4,777,039
Total Switzerland		24,244,477

Taiwan — 6.8%
Industrials — 3.9%
Airtac International Group	478,400	5,470,419
Hiwin Technologies	1,362,179	8,691,109
Teco Electric and Machinery	4,640,000	4,598,323
		18,759,851
Information Technology — 2.9%
Adlink Technology	2,099,559	4,613,727
Advantech	566,000	4,577,376
Delta Electronics	874,187	4,925,650
		14,116,753
Total Taiwan		32,876,604

United Kingdom — 1.1%
Information Technology — 1.1%
Renishaw	120,891	5,341,132
Total United Kingdom		5,341,132

United States — 44.6%
Consumer Discretionary — 2.1%
iRobot*	129,704	10,342,597

Energy — 3.4%
Helix Energy Solutions Group*	604,072	3,696,921
Oceaneering International	316,026	8,339,926
TechnipFMC*	144,897	4,365,746
		16,402,593
Health Care— 5.6%
Accuray*	1,801,722	8,197,835
Intuitive Surgical*	11,195	9,357,565
QIAGEN*	162,156	4,879,304
Varian Medical Systems*	51,556	4,678,192
		27,112,896
Industrials — 12.6%
Aerovironment*	305,406	8,725,449
Deere	43,063	4,806,261
ExOne*	461,895	4,660,521
John Bean Technologies	53,498	4,742,598
Lincoln Electric Holdings	54,081	4,814,831
Nordson	38,210	4,783,892
Northrop Grumman	19,686	4,841,969
Raven Industries	294,678	9,135,018
Rockwell Automation	54,956	8,647,327
Teledyne Technologies*	37,218	5,018,103
		60,175,969
Information Technology — 20.9%
3D Systems*	314,782	4,982,999
Ambarella*	86,041	4,837,225
Autodesk*	54,275	4,888,549
Brooks Automation	209,945	5,303,211
Cognex	101,838	8,690,855
FARO Technologies*	239,382	8,773,350
FLIR Systems	129,419	4,753,560
Immersion*	547,200	4,798,944
IPG Photonics*	39,230	4,955,534
Microchip Technology	63,678	4,812,783
Mobileye*	76,518	4,737,995
National Instruments	144,083	5,029,937
Nuance Communications*	271,649	4,859,801
NVIDIA	43,077	4,492,931
QUALCOMM	81,710	4,391,095
Stratasys*	229,733	5,688,189
Teradyne	151,572	5,345,944
Trimble Navigation*	146,888	5,204,242
Zebra Technologies, Cl A*	51,843	4,887,240
		101,434,384
Total United States		215,468,439

Total Common Stock
(Cost $436,481,969)		484,772,955

Total Investments - 99.8%
(Cost $436,481,969)		$484,772,955

Percentages are based on Net Assets of $485,554,094.

*	Non-income producing security.

**	All or a portion of these securities are considered delayed deliveries.

Cl — Class

As of April 30, 2017, all of the Fund’s investments were considered level 1, in accordance with ASC-820.

For the year ended April 30, 2017, there have been no transfers between Level 1, Level 2 or Level 3 investments. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended April 30, 2017, there were no Level 3 investments.

The accompanying notes are an integral part of the financial statements.

ROBO GlobalTM
Robotics and Automation Index ETF
Statement of Assets and Liabilities
April 30, 2017

Assets:
Investments at Cost	$436,481,969
Cost of Foreign Currency	241,482
Investments at Fair Value	$484,772,955
Foreign Currency at Value	241,494
Receivable for Capital Shares Sold	19,827,766
Segregated Cash Balances with Authorized Participants for Deposit Securities	8,024,409
Dividends Receivable	706,580
Receivable for Investment Securities Sold	261,491
Reclaims Receivable	121,365
Receivable from Broker	120,392
Total Assets	514,076,452

Liabilities:
Payable for Investment Securities Purchased	19,965,659
Collateral Payable upon Return of Deposit Securities	8,024,409
Advisory Fees Payable	332,344
Due to Custodian	199,293
Unrealized Loss on Foreign Currency Spots Contracts	653
Total Liabilities	28,522,358

Net Assets	$485,554,094

Net Assets Consist of:
Paid-in Capital	$450,675,520
Undistributed Net Investment Income	464,937
Accumulated Net Realized Loss on Investments	(13,872,248)
Net Unrealized Appreciation on Investments	48,290,986
Net Unrealized Depreciation on Foreign Currency Translations	(5,101)
Net Assets	$485,554,094

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	14,700,000
Net Asset Value, Offering and Redemption Price Per Share	$33.03

The accompanying notes are an integral part of the financial statements.

ROBO GlobalTM
Robotics and Automation Index ETF
Statement of Operations
For the year ended April 30, 2017

Investment Income:
Dividends	$2,578,128
Less: Foreign Taxes Withheld	(285,540)
Total Investment Income	2,292,588

Expenses:
Advisory Fees	1,557,952
Total Expenses	1,557,952

Net Investment Income	734,636

Net Realized Gain (Loss) on Investments:
Net Realized Loss on Investments(1)	(3,282,063)
Net Realized Loss on Foreign Currency Transactions	(17,567)
Net Change in Unrealized Appreciation on Investments	52,968,077
Net Change in Unrealized Depreciation on Foreign Currency Translations	(12,886)
Net Realized and Unrealized Gain on Investments and Foreign Currency Translations	49,655,561

Net Increase in Net Assets Resulting from Operations	$50,390,197

(1)	Includes realized gains as a result of in-kind transactions. (See Note 4 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

ROBO GlobalTM
Robotics and Automation Index ETF
Statement of Changes in Net Assets

	Year Ended April 30, 2017	Year Ended April 30, 2016
Operations:
Net Investment Income	$734,636	$264,173
Net Realized Loss on Investments and Foreign Currency Transactions(1)	(3,299,630)	(3,566,655)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	52,955,191	(4,656,791)
Net Increase (Decrease) in Net Assets Resulting from Operations	50,390,197	(7,959,273)

Dividends and Distributions to Shareholders:
Investment Income	(246,924)	(276,635)
Total Dividends and Distributions to Shareholders	(246,924)	(276,635)

Capital Share Transactions:
Issued	375,620,589	7,898,005
Redeemed	(32,108,120)	(33,094,087)
Increase (Decrease) in Net Assets from Capital Share Transactions	343,512,469	(25,196,082)

Total Increase (Decrease) in Net Assets	393,655,742	(33,431,990)

Net Assets:
Beginning of Year	91,898,352	125,330,342
End of Year (Includes Undistributed Net Investment Income/(Distributions in Excess of Net Investment Income) of $464,937 and $(5,208), respectively)	$485,554,094	$91,898,352

Share Transactions:
Issued	12,100,000	300,000
Redeemed	(1,050,000)	(1,350,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	11,050,000	(1,050,000)

(1)	Includes realized gains as a result of in-kind transactions. (See Note 4 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

ROBO GlobalTM
Robotics and Automation Index ETF
Financial Highlights

Selected Per Share Data & Ratios
For the Year/Period ended April 30,
For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Distributions from Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Market Price, End of Period	Total Return(1)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover(3)
ROBO GlobalTM Robotics and Automation Index ETF
2017	$ 25.18	$ 0.13	$ 7.77	$ 7.90	$ (0.05)	$ —	$ (0.05)	$ 33.03	$ 33.11	31.43%	$ 485,554	0.95%	0.45%	31%
2016	26.67	0.06	(1.48)	(1.42)	(0.07)	—	(0.07)	25.18	24.76	(5.32)	91,898	0.95	0.25	25
2015	25.96	0.08	0.70	0.78	(0.05)	(0.02)	(0.07)	26.67	26.57	3.04	125,330	0.95	0.29	23
2014‡	25.00	—**	0.96†	0.96	—	—	—	25.96	26.05	3.84	105,150	0.95(2)	0.02(2)	8

‡	Commenced operations on October 21, 2013.

*	Per share data calculated using average shares method.

**	Amount represents less than $0.01.

†
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(1)
Total return is for the period indicated and for periods less than one year have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.

(2)	Annualized.

(3)
Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

ROBO GlobalTM
Robotics and Automation Index ETF
Notes to Financial Statements
April 30, 2017

1. ORGANIZATION

Exchange Traded Concepts Trust (the “Trust”), is a Delaware statutory trust formed on July 17, 2009. The Trust is registered with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company with ten investment portfolios. The financial statements herein are those of the ROBO Global™ Robotics and Automation Index ETF (the “Fund”). Until September 17, 2015, the Fund was named ROBO-STOX™ Global Robotics and Automation Index ETF. The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the ROBO Global™ Robotics and Automation Index (the “Index”). The Fund is classified as a “non-diversified” fund under the 1940 Act. The Fund commenced operations on October 21, 2013.

Shares of the Fund are listed and traded on the NASDAQ Stock Market LLC (“NASDAQ”). Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares, typically 50,000 Shares, called “Creation Units”. Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares trade in a secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Significant Accounting Policies followed by the Fund. Management has reviewed Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies Accounting Standards Codification (“ASC 946”), and concluded that the Fund meets the criteria of an “investment company” and therefore, the Fund prepares its financial statements in accordance with investment company accounting as outlined in ASC 946.

Use of Estimates and Indemnifications — The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

In the normal course of business, the Trust, on behalf of the Fund, enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid for long positions and the most recent ask price for short positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the fair value for such securities. Debt obligations with remaining maturities of sixty days or less when acquired will be valued at their market value. If a market value is not available from a pricing vendor or from an independent broker, the security shall be fair valued according to the Trust’s Fair Value Procedures.

ROBO GlobalTM
Robotics and Automation Index ETF
Notes to Financial Statements
April 30, 2017 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued) — Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Board. The Fund’s fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board of Trustees (the “Board”). Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. In addition, the Fund may fair value its securities if an event that may materially affect the value of the Fund’s securities that traded outside of the United States (a ‘‘Significant Event’’) has occurred between the time of the security’s last close and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. Events that may be Significant Events include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

●	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Fund to measure fair value during the year ended April 30, 2017 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended April 30, 2017, there have been no significant changes to the Fund’s fair valuation methodologies.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes have been made in the financial statements.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of April 30, 2017, the Fund did not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on its tax returns.

ROBO GlobalTM
Robotics and Automation Index ETF
Notes to Financial Statements
April 30, 2017 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (concluded)

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Withholding taxes and reclaims on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Dividends and Distributions to Shareholders — The Fund pays out dividends from its net investment income and distributes its net capital gains, if any, to investors at least annually. All distributions are recorded on ex-dividend date.

Creation Units — The Fund issues and redeems shares (“Shares”) at Net Asset Value (“NAV”) and only in large blocks of Shares (each block of Shares for the Fund is called a “Creation Unit” or multiples thereof). Purchasers of Creation Units at NAV must pay a standard creation transaction fee of $1,500, up to a maximum of $2,000. An Authorized Participant who holds Creation Units (“Authorized Participants”) and wishes to redeem at NAV would also pay a standard redemption transaction fee of $1,500, up to a maximum of $2,000, to the Adviser. The Adviser may retain all or portion of the transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase or redemption of a Creation Unit, which the transaction fee is designed to cover.

Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed an Authorized Participant Agreement with the Fund’s distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

The following table discloses the Creation Unit breakdown based on the NAV as of April 30, 2017:

	Creation Unit Shares	Creation Transaction Fee	Value	Redemption Transaction Fee
ROBO GlobalTM Robotics and Automation Index ETF	50,000	$1,500	$1,651,500	$1,500

To the extent the Fund permits the contribution of securities in exchange for the purchase of shares (contribution in-kind), shares may be issued in advance of receipt by the Fund at all or a portion of the applicable deposit securities. In these circumstances, the Fund may require the Authorized Participant to maintain with the Trust an amount of 115% of the daily mark-to-market of the missing deposit securities. Amounts are disclosed as Segregated Cash Balances with Authorized Participants for Deposit Securities and Collateral Payable upon Return of Deposits Securities on the Statement of Assets and Liabilities.

ROBO GlobalTM
Robotics and Automation Index ETF
Notes to Financial Statements
April 30, 2017 (Continued)

3. AGREEMENTS

Investment Advisory Agreement

Exchange Traded Concepts, LLC (the “Adviser”), an Oklahoma limited liability company, serves as investment adviser to the Trust, including the Fund, pursuant to an investment advisory agreement (“Advisory Agreement”). Under the Advisory Agreement, the Adviser provides investment advice to the Fund primarily in the form of oversight of the Sub-Adviser (as defined below), including daily monitoring of purchases and sales of securities by the Sub-Adviser and regular review of the Sub-Adviser’s performance. The Adviser also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust.

For the services it provides to the Fund, the Adviser receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.95% of average daily net assets of the Fund.

Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Adviser has entered into a license agreement with ROBO GlobalTM, the Fund’s index provider, pursuant to which the Adviser pays a fee to use the Index. The Adviser is sub-licensing rights to the Index to the Fund at no charge.

Sub-Advisory Agreement

Vident Investment Advisory, LLC (the “Sub-Adviser”), a Delaware limited liability company, serves as the Fund’s sub-adviser pursuant to a sub-advisory agreement (“Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, the Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board.

Under the Sub-Advisory agreement, the Adviser pays the Sub-Adviser a fee, calculated daily and paid monthly, at an annual rate of 0.04% on the average daily net assets of the Fund, subject to a $20,000 minimum fee.

Distribution Agreement

SEI Investments Distribution Co. (the “Distributor”) serves as the Fund’s underwriter and distributor of Shares pursuant to a Distribution Agreement. Under the Distribution Agreement, the Distributor, as agent, receives orders to purchase shares in Creation Units and transmits such orders to the Fund’s custodian and transfer agent. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor bears the following costs and expenses relating to the distribution of shares: (i) the expenses of maintaining its registration or qualification as a dealer or broker under federal or state laws; (ii) filing fees; and (iii) all other expenses incurred in connection with the distribution services, that are not reimbursed by the Adviser, as contemplated in the Distribution Agreement. The Distributor does not maintain any secondary market in Fund Shares.

The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily assets each year for certain distribution-related activities. For the year ended April 30, 2017, no fees were charged by the Distributor under the Plan and the Plan will only be implemented with approval of the Board.

ROBO GlobalTM
Robotics and Automation Index ETF
Notes to Financial Statements
April 30, 2017 (Continued)

3. AGREEMENTS (concluded)

Administrator, Custodian and Transfer Agent

SEI Investments Global Funds Services (the “Administrator”) serves as the Fund’s Administrator pursuant to an Administration Agreement. Brown Brothers Harriman & Co. (the “Custodian” and “Transfer Agent”) serves as the Fund’s Custodian and Transfer Agent pursuant to a Custodian Agreement and Transfer Agency Services Agreement. The Adviser of the Fund pays these fees.

Certain officers and/or interested trustees of the Fund are also officers of the Distributor, the Adviser or the Administrator.

4. INVESTMENT TRANSACTIONS

For the year ended April 30, 2017, the purchases and sales of investments in securities, excluding in-kind transactions, long-term U.S. Government and short-term securities were:

	Purchases	Sales and Maturities
ROBO GlobalTM Robotics and Automation Index ETF	$103,827,020	$54,745,185

For the year ended April 30, 2017, in-kind transactions associated with creations and redemptions were:

	Purchases	Sales	Net Realized Gain
ROBO GlobalTM Robotics and Automation Index ETF	$325,729,776	$31,432,300	$1,912,552

For the year ended April 30, 2016, in-kind transactions associated with creations and redemptions were:

	Purchases	Sales	Net Realized Gain
ROBO GlobalTM Robotics and Automation Index ETF	$—	$30,631,434	$3,442,666

There were no purchases or sales of long-term U.S. Government securities by the Fund.

5. TAX INFORMATION

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to paid-in capital, accumulated undistributed net investment income (loss), or accumulated net realized gain (loss) as appropriate, in the period that the differences arise.

ROBO GlobalTM
Robotics and Automation Index ETF
Notes to Financial Statements
April 30, 2017 (Continued)

5. TAX INFORMATION (continued)

Accordingly, the following permanent differences primarily attributable to foreign currency and redemptions in-kind have been reclassified within the components of net assets for the year ended April 30, 2017:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
ROBO GlobalTM Robotics and Automation Index ETF	$1,713,686	$(17,567)	$(1,696,119)

During the year ended April 30, 2017, the Fund realized $1,912,552 of net capital gains resulting from in-kind redemptions in which shareholders exchanged fund shares for securities held by the Fund rather than cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in-capital.

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the years ended April 30, 2017 and April 30, 2016 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals
ROBO GlobalTM Robotics and Automation Index ETF
2017	$246,924	$—	$—	$246,924
2016	276,635	—	—	276,635

As of April 30, 2017, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

ROBO GlobalTM Robotics and Automation Index ETF
Undistributed Ordinary Income	$464,751
Capital Loss Carryforwards	(7,101,110)
Unrealized Appreciation	41,514,747
Other Temporary Differences	186
Total Distributable Earnings	$34,878,574

The Fund is permitted to utilize capital losses that are carried forward and will retain their character as either short-term or long-term capital losses. As of April 30, 2017, the Fund has the following capital loss carryforwards to offset capital gains for an unlimited period:

	Non-expiring Short-Term	Non-expiring Long-Term	Total Capital Loss Carryforwards
ROBO GlobalTM Robotics and Automation Index ETF	$1,734,768	$5,366,342	$7,101,110

ROBO GlobalTM
Robotics and Automation Index ETF
Notes to Financial Statements
April 30, 2017 (Continued)

5. TAX INFORMATION (concluded)

For the year ended April 30, 2017, the Fund utilized capital loss carryforwards of $925,279 to offset capital gains.

For Federal income tax purposes, the cost of securities owned at April 30, 2017, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes primarily due to wash sales which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at April 30, 2017, were as follows:

	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation
ROBO GlobalTM Robotics and Automation Index ETF	$443,253,107	$54,829,488	$(13,309,640)	$41,519,848

6. RISKS OF INVESTING IN THE FUND

As with all exchange traded funds (“ETFs”), a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. A more complete description of principal risks is included in the prospectus under the heading “Principal Risks”.

Under normal circumstances, the Fund will invest at least 80% of its total assets in securities or in depositary receipts of the Index, which reflects the performance of a portfolio holding robotics-related and/or automation-related companies.

Robotics and Automation Companies Risk: The Fund invests primarily in the equity securities of robotics and automation companies and, as such, is particularly sensitive to risks to those types of companies. These risks include, but are not limited to, small or limited markets for such securities, changes in business cycles, world economic growth, technological progress, rapid obsolescence, and government regulation. Robotics and Automation companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. Robotics and automation companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.

Currency Exchange Rate Risk: The Fund may invest a relatively large percentage of its assets in securities denominated in non-U.S. currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund Shares. Because the Fund’s net asset value (“NAV”) is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Non-Diversification Risk: The Fund is non-diversified, meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

ROBO GlobalTM
Robotics and Automation Index ETF
Notes to Financial Statements
April 30, 2017 (Concluded)

7. OTHER

At April 30, 2017, the records of the Trust reflected that 100% of the Fund’s total Shares outstanding were held by four Authorized Participants, in the form of Creation Units. However, the individual shares comprising such Creation Units are listed and traded on the NASDAQ and have been purchased and sold by persons other than Authorized Participants.

8. SUBSEQUENT EVENTS

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosure and/or adjustments were required to the financial statements as of April 30, 2017.

ROBO GlobalTM
Robotics and Automation Index ETF
Report of Independent Registered Public Accounting Firm

To the Shareholders of ROBO Global™ Robotics and Automation Index ETF and
Board of Trustees of Exchange Traded Concepts Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ROBO Global™ Robotics and Automation Index ETF (the “Fund”), a series of Exchange Traded Concepts Trust, as of April 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ROBO Global™ Robotics and Automation Index ETF as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
June 29, 2017

ROBO GlobalTM
Robotics and Automation Index ETF
Trustees and Officers of the Trust
(Unaudited)

The following chart lists Trustees and Officers as of April 30, 2017.

Certain officers and/or interested trustees of the Fund are also officers of the Distributor, the Advisor or the Administrator.

Set forth below are the names, years of birth, addresses, position with the Fund, term of office and length of time served, the principal occupations during the past five years, number of portfolios in fund complex overseen by the trustees, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Fund. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-796-3863.

Name, Address, and Year of Birth	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee(2)	Other Directorships held by Trustee
Interested Trustee
J. Garrett Stevens c/o Exchange Traded Concepts Trust 10900 Hefner Pointe Drive, Suite 207 Oklahoma City, OK 73120 (1979)	Trustee and President	Trustee (Since 2009); President (Since 2011)	T.S. Phillips Investments, Inc., 2000 to present – Investment Advisor/Vice President; Exchange Traded Concepts Trust 2009 to 2011 – Chief Executive Officer and Secretary; 2011 - present – President; Exchange Traded Concepts, LLC 2009 to Present – Chief Executive Officer; Exchange Listed Funds Trust 2012 to present - President	10	ETF Series Solutions (2014-2015) -Trustee
Independent Trustees
David M. Mahle c/o Exchange Traded Concepts Trust 10900 Hefner Pointe Drive, Suite 207 Oklahoma City, OK 73120 (1944)	Trustee	Since 2011	Jones Day 2012 to 2015 – Consultant; Jones Day 2008 to 2011 – Of Counsel; Jones Day 1988 to 2008 - Partner; Simplon International Ltd. 2014 to present – Director (4)	14	Trustee, Exchange Listed Funds Trust (4); Trustee, Source ETF Trust (2014-2015)
Kurt Wolfgruber c/o Exchange Traded Concepts Trust 10900 Hefner Pointe Drive, Suite 207 Oklahoma City, OK 73120 (1950)	Trustee	Since 2012	Amherst Asset Management, 2010 to present – Independent Advisor; Oppenheimer Funds, Inc., 2007-2009 - President	14	New Mountain Finance Corp. Director; Exchange Listed Funds Trust (4) – Trustee; Source ETF Trust (2014-2015)

ROBO GlobalTM
Robotics and Automation Index ETF
Trustees and Officers of the Trust
(Unaudited) (Continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee(2)	Other Directorships held by Trustee
Independent Trustees (continued)
Mark Zurack c/o Exchange Traded Concepts Trust 10900 Hefner Pointe Drive, Suite 207 Oklahoma City, OK 73120 (1957)	Trustee	Since 2011	Columbia Business School 2002 to Present - Professor	10	AQR Funds (47) Trustee; Source ETF Trust (2014-2015) - Trustee
Timothy Jacoby c/o Exchange Traded Concepts Trust 10900 Hefner Pointe Drive, Suite 207 Oklahoma City, OK 73120 (1952)	Trustee	Since 2014	Deloitte & Touche LLP 2000-2014 - Partner	14	Exchange Listed Funds Trust (4)-Trustee; Source ETF Trust (2014-2015) - Trustee; Edward Jones Money Market Fund - Trustee

(1)	Each Trustee shall serve during the continued life of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

(2)	As of May 31, 2017.

ROBO GlobalTM
Robotics and Automation Index ETF
Trustees and Officers of the Trust
(Unaudited) (Concluded)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Officers
J. Garrett Stevens c/o Exchange Traded Concepts Trust 10900 Hefner Pointe Drive, Suite 207 Oklahoma City, OK 73120 (1979)	Trustee and President	Trustee (Since 2009); President (Since 2011)
T.S. Phillips Investments, Inc., 2000 to present – Investment Advisor/Vice President; Exchange Traded Concepts Trust 2009 to 2011 – Chief Executive Officer and Secretary; 2011 - present – President; Exchange Traded Concepts, LLC 2009 to Present – Chief Executive Officer; Exchange Listed Funds Trust 2012 to present – President
ETF Series Solutions (2012 - 2014) - Trustee
Richard Hogan c/o Exchange Traded Concepts Trust 10900 Hefner Pointe Drive, Suite 207 Oklahoma City, OK 73120 (1961)	Secretary	Since 2011
Exchange Traded Concepts, LLC, 2011 to present – President; Private Investor – 2003 to present; Exchange Traded Concepts Trust, 2011 to present – Secretary; Peconic Land Trust, 2012 to 2016 - Board Member: Yorkville ETF Advisors, 2011 to 2016 – Managing Member
Board Member of Peconic Land Trust of Suffolk County, NY; Exchange Listed Funds Trust (4) - Trustee
James J. Baker Jr. c/o Exchange Traded Concepts Trust 10900 Hefner Pointe Drive, Suite 207 Oklahoma City, OK 73120 (1951)	Treasurer	Since 2015	Exchange Traded Concepts, LLC, 2011 to present – Managing Partner; Yorkville ETF Advisors, 2012 to present – Managing Partner; Goldman Sachs, 2000 to 2011 – Vice President.	None
Eric Kleinschmidt c/o SEI Investments Company One Freedom Valley Drive Oaks, PA 19456 (1968)	Assistant Treasurer	Since 2013	Director, Fund Accounting, SEI Investments Global Funds Services, 2004 to present.	None
LuAnne Garvey c/o Cipperman Compliance Services LLC 480 Swedesford Road, Suite 300 Wayne, PA 19087 (1958)	Chief Compliance Officer	Since 2015	Cipperman Compliance Services, LLC, 2014 to present – Compliance Director; Foreside Financial Group 2012 to 2013 – compliance Manager; BNY Mellon Distributors, 2010 to April 2012 – Compliance Manager.	None

(1)	Each Officer serves at the pleasure of the Board of Trustees.

ROBO GlobalTM
Robotics and Automation Index ETF
Approval of Advisory Agreements & Board Considerations
(Unaudited)

During the period covered by this report, the Board of Trustees (the “Board”) of Exchange Traded Concepts Trust (the “Trust”) considered and approved the continuance of the following agreements (collectively, the “Agreements”) with respect to the ROBO GlobalTM Robotics and Automation Index ETF (the “Fund”):

●
the investment advisory agreement between the Trust, on behalf of the Fund, and Exchange Traded Concepts, LLC (the “Adviser”), pursuant to which the Adviser currently provides advisory services to the Fund; and

●
the investment sub-advisory agreement between the Adviser and Vident Investment Advisory, LLC (the “Sub-Adviser”), pursuant to which the Sub-Adviser currently provides sub-advisory services to the Fund.

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the continuance of the Agreements must be approved: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approvals, the Board must request and evaluate, and the Adviser and Sub-Adviser are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Agreements. In addition, rules under the 1940 Act require an investment company to disclose in its shareholder reports the material factors and the conclusions with respect thereto that formed the basis for the board’s approval of an investment advisory agreement.

In considering whether to approve the continuance of the Agreements, the Board took into consideration (i) the nature, extent and quality of the services provided by the Adviser and Sub-Adviser to the Fund; (ii) the Adviser and Sub-Adviser’s cost and profits realized from providing such services, including any fall-out benefits enjoyed by the Adviser and Sub-Adviser or their affiliates; (iii) comparative fee and expense data for the Fund; (iv) the extent to which the advisory fee for the Fund reflects economies of scale shared with Fund shareholders; and (v) other factors the Board deemed to be relevant. In their deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

In considering the nature, extent and quality of the services provided to the Fund, the Board considered the Adviser and Sub-Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund. The Board noted that the Adviser’s responsibilities include overseeing the activities of the Sub-Adviser and monitoring compliance with various Fund policies and procedures and with applicable securities regulations, while the Sub-Adviser’s responsibilities include trading portfolio securities and other investment instruments on behalf of the Fund and selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board. The Board considered the qualifications, experience and responsibilities of the Adviser and Sub-Adviser’s investment personnel, the quality of the Adviser and Sub-Adviser’s compliance infrastructure, and the determination of the Trust’s Chief Compliance Officer that the Adviser and Sub-Adviser have appropriate compliance policies and procedures in place. The Board noted that it had reviewed the Adviser and Sub-Adviser’s registration forms on Form ADV as well as the Adviser and Sub-Adviser’s responses to a detailed series of questions, which included a description of the Adviser and Sub-Adviser’s operations, service offerings, personnel, compliance program, risk management program, and financial condition. The Board considered the Adviser and Sub-Adviser’s experience working with ETFs, including the Fund, other series of the Trust, and other ETFs managed by the Adviser and Sub-Adviser outside of the Trust. The Board also considered other services provided to the Fund by the Adviser, such as arranging for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate, administering the Fund’s business affairs, providing office facilities and equipment and certain clerical, bookkeeping and administrative services, and providing its officers and employees to serve as officers or Trustees of the Trust.

The Board was provided with reports regarding the past performance of the Fund. The Board noted that the index-based investment objective of the Fund made analysis of investment performance, in absolute terms, less of a priority for the Fund than that which normally attaches to the performance of actively managed funds. Instead, the Board focused on the extent to which the Fund achieved its investment objective as a passively managed fund. In that regard, the Board reviewed information regarding factors impacting the performance of the Fund, including the construction of its underlying index and the addition or deletion of securities from the underlying index. The Board reviewed information regarding the Fund’s index tracking, discussing, as applicable, factors

ROBO GlobalTM
Robotics and Automation Index ETF
Approval of Advisory Agreements & Board Considerations
(Unaudited) (Concluded)

which contributed to the Fund’s tracking error over certain periods of time. The Board considered the Adviser’s oversight of the Sub-Adviser, including oversight of whether the Fund was exhibiting significant tracking error, as part of the Board’s consideration of the nature, quality, and extent of the Adviser’s services, as described above. The Board noted that the Fund had underperformed its underlying index over certain periods, but that such underperformance was to be expected as it generally was the result of costs incurred by the Fund not incurred by its underlying index. The Board also noted that the Fund’s performance was nonetheless generally in line with that of its underlying index and determined that the underperformance therefore did not necessitate significant additional review. The Board further noted that it received regular reports from the Adviser and the Sub-Adviser regarding the Fund’s performance at its quarterly meetings.

Based on the factors discussed above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser and Sub-Adviser.

The Board reviewed the advisory and sub-advisory fees paid to the Adviser and Sub-Adviser for their services to the Fund under the Agreements and compared the fees to those paid by comparable funds. The Board noted that although the Fund’s advisory fee was within the range of advisory fees paid by other peer funds, it was toward the higher end, and that the sub-advisory fee was consistent with the range of fees received by the Sub-Adviser for its service as sub-adviser to other funds. The Board took into consideration that the advisory fee for the Fund is a “unified fee,” meaning that the Fund pays no expenses other than certain expenses customarily excluded from unitary fee arrangements, such as brokerage commissions, taxes, and interest. The Board noted that the Adviser is responsible for compensating the Fund’s other service providers and paying the Fund’s other expenses out of its own fee and resources. The Board further noted that the sub-advisory fee has two components: 1) a basis point fee based on assets under management and 2) a minimum annual fee. The Board considered that the sub-advisory fee is paid by the Adviser, not the Fund, and that the fee reflects an arm’s length negotiation between the Adviser and the Sub-Adviser. The Board further determined that the fee reflected an appropriate allocation of the advisory fee paid to the Adviser given the work performed by each firm. The Board considered the costs and expenses incurred by the Adviser and the Sub-Adviser in providing advisory and sub-advisory services, evaluated the compensation and benefits received by the Adviser and the Sub-Adviser from its relationship with the Fund, and reviewed profitability analyses from the Adviser and the Sub-Adviser with respect to the Fund. In light of this information, the Board concluded for the Fund that the advisory and sub-advisory fees appeared reasonable in light of the services rendered. In addition, the Board considered for the Fund whether economies of scale have been realized. The Board concluded that no significant economies of scale have been realized by the Fund and that the Board will have the opportunity to periodically reexamine whether such economies have been achieved.

No single factor was determinative of the Board’s decision to approve the continuance of the Agreements on behalf of the Fund; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Agreements, including the compensation payable thereunder, were fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the continuance of the Agreements was in the best interests of the Fund and its shareholders.

ROBO GlobalTM
Robotics and Automation Index ETF
Disclosure of Fund Expenses
(Unaudited)

All ETFs have operating expenses. As a shareholder of a Fund you incur an Advisory fee. In addition to the Advisory fee, a shareholder may pay brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses), if any. It is important for you to understand the impact of these ongoing costs of your investment returns. Shareholders may incur brokerage commissions on their purchases and sales of Fund shares, which are not reflected in these examples.

The following examples use the annualized expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in each Fund and to compare these costs with those of other funds. The examples are based on an investment of $1000 made at the beginning of the period shown and held for the entire period (unless otherwise noted below). The table below illustrates each Fund’s cost in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/01/16	Ending Account Value 04/30/17	Annualized Expense Ratios	Expenses Paid During Period(1)
ROBO GLOBALTM Robotics and Automation Index ETF
Actual Fund Return	$ 1,000.00	$ 1,202.50	0.95%	$ 4.95
Hypothetical 5% Return	$ 1,000.00	$ 1,019.04	0.95%	$ 4.51

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied 181/365 (to reflect the one-half year period shown).

ROBO GlobalTM
Robotics and Automation Index ETF
Notice to Shareholders
(Unaudited)

For shareholders that do not have an April 30, 2017 tax year end, this notice is for informational purposes only. For shareholders with an April 30, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended April 30, 2017, the Fund is designating the following items with regard to distributions paid during the year.

	Long Term Capital Gain Distribution	Ordinary Income Distribution	Total Distributions	Dividends Qualifying For Corporate Dividend Receivable Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualified Interest Income (4)	Qualified Short-Term Capital Gain (5)
ROBO GlobalTM Robotics and Automation Index ETF	0.00%	100.00%	100.00%	47.13%	100.00%	0.00%	0.00%	0.00%

(1)
Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)
The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of the aforementioned fund to designate the maximum amount permitted by law.

(3)
“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(4)
The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)
The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2017 the total amount of foreign source income is $2,022,378. The total amount of foreign tax paid is $272,672. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

ROBO GlobalTM
Robotics and Automation Index ETF
Supplemental Information
(Unaudited)

Net asset value, or “NAV”, is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

Further information regarding premiums and discounts is available on the Fund’s website at www.roboglobaletfs.com.

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10900 Hefner Pointe Drive, Suite 207
Oklahoma City, OK 73120

Investment Adviser:

Exchange Traded Concepts, LLC
10900 Hefner Pointe Drive, Suite 207
Oklahoma City, OK 73120

Sub-Adviser:

Vident Investment Advisory, LLC
300 Colonial Center Parkway
Suite 330
Roswell, Georgia 30076

Distributor:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Administrator:

SEI Investments
Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue NW
Washington, DC 20004

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1350 Euclid Ave.
Suite 800
Cleveland, OH 44115

This information must be preceded or accompanied by a current prospectus for the Fund.

ROB-AR-001-0400

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer or any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant's Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert Timothy Jacoby is an independent trustee as defined in Form N-CSR Item 3 (a) (2)

Item 4. Principal Accountant Fees and Services.

Fees billed by Cohen & Company, Ltd (Cohen) related to the Registrant.

Cohen billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$14,500	N/A	N/A	$14,500	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$3,000	N/A	N/A	$3,000	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1) The Trust's Audit Committee has adopted, and the Board of Trustees has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Trust may be pre-approved .

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g) The aggregate non-audit fees and services billed by Cohen for the fiscal years 2017 and 2016 were $3,000 and $3,000, respectively.

(h) During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

Items 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Exchange Traded Concepts Trust

By	/s/ J. Garrett Stevens
J. Garrett Stevens, Trustee and President

Date: July 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Garrett Stevens
J. Garrett Stevens, Trustee and President

Date: July 7, 2017

By	/s/ James J. Baker, Jr.
James J. Baker, Jr., Treasurer

Date: July 7, 2017